SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 20, 2001

HUDSON RIVER BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-24187 (Commission File Number)	14-1803212 (IRS Employer Identification Number)

One Hudson City Centre, Hudson, New York, 12534

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(518) 828-4600

N/A

(Former name or former address, if changed since last report)

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Item 5.            Other Events

            On April 19, 2001, the Board of Directors of Hudson River Bancorp, Inc. ("Hudson"), a Delaware corporation, amended Hudson's bylaws. The Hudson bylaws, as amended and currently in effect, are attached as Exhibit 1 fo this Form 8-K and incorporated herein by reference.

Item 7.            Financial Statements, Pro Forma Financial Information and Exhibits

(c)	The following exhibit is filed as part of this report.
	1.	Bylaws of Hudson River Bancorp, Inc., as amended and currently in effect.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HUDSON RIVER BANCORP, INC.

Date: May 14, 2001	By: /s/ Timothy E. Blow Timothy E. Blow Chief Financial Officer

End.